SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
             (Exact Name of Registrant as Specified in its Charter)


            Massachusetts                         04-6880054
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(State of Incorporation or Organization)         (I.R.S. Employer
                                                 Identification No.)

24 Federal Street, Boston, Massachusetts            02110
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(Address of Principal Executive Offices)            (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box./ /

Securities Act registration statement file number to which this form relates:
333-68729.

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                       Name of Each Exchange on which
      To Be So Registered                       Each Class Is To Be Registered
      -------------------                       --------------------------------

      Shares of Beneficial Interest,            American Stock Exchange
      $0.01 Par Value Per Share

Securities to be registered pursuant to Section 12(g) of the Act:

                              None
                        ----------------
                        (Title of Class)


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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description Of Registrant's Securities To Be Registered.
          -------------------------------------------------------

          The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Capital Shares" in the Registrant's Registration Statement on Form N-2 (Nos. 333-68729 and 811-09153) as filed electronically with the Securities and Exchange Commission on December 11, 1998 (Accession No. 0000940394-98-000417)("Registration Statement on Form N-2"), as the same may be amended.

Item 2.   Exhibits.
          --------

          (a) The following exhibits are being filed with the Commission:

              1. Registrant's Registration Statement on Form N-2, which was filed electronically with the Securities and Exchange Commission on December 11, 1998 (Accession No.
                 0000940394-98-000417) ("Registration Statement on Form N-2"), is incorporated herein by reference;

              2. Form of Specimen Certificate for Registrant's Shares, par value
                 $.01 per share, which was filed electronically as exhibit (d) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference;

              3. Declaration of Trust of Registrant, which was filed
                 electronically as exhibit (a) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference;

              4. By-laws of Registrant, which were filed electronically as exhibit (b) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.



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



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, this 22nd day of January, 1999.


                                  EATON VANCE MICHIGAN
                                  MUNICIPAL INCOME TRUST



                                  By: /s/ Alan R. Dynner
                                      ------------------
                                  Name:  Alan R. Dynner
                                  Title: Secretary


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